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                                                                    Exhibit 10.2

                                 EXECUTION COPY

         AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of June 29, 2001 (this "2001 Amendment and Restatement"), among Cox Radio, Inc., the banks party hereto (the "Banks"), The Chase Manhattan Bank, as administrative agent, Citibank, N.A. and Mizuho Bank, as documentation agents (the "Documentation Agents") and Bank of America, N.A. and Fleet National Bank, as syndication agents (the "Syndication Agents").

         A. On June 30, 2000, the Company, certain of the Banks and the Administrative Agent entered into a 364-Day Credit Agreement in an aggregate principal amount of $350,000,000 (the "Credit Agreement").

         B. The parties hereto have agreed, subject to the terms and conditions hereof, to amend and restate the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

         C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         SECTION 1. (a) Amendment and Restatement. The Credit Agreement is hereby amended and restated in the form of an Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Credit Agreement except as expressly provided in this Section.

         (b) Amendment to Article I. Article I of the Credit Agreement is hereby amended by:

                  (i) Adding in the appropriate alphabetical order the following definitions:

                  ""Indexed Securities" means securities or financial contracts of the Company issued and out standing from time to time whose fair value is derived from an index, such as the trading price of another referenced security."

                  ""Termination Date" shall mean June 28, 2002."

                  (ii) Deleting the definition of "Agent's Fee Letter" and substituting therefor the following:

                  ""Agent's Fee Letter" shall mean the fee letter dated as of June 21, 2001, among Chase, J.P. Morgan Securities Inc. ("JPMorgan") and the Company."


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                  (iii)    Deleting the definition of "CSI" and substituting
         therefor in alphabetical order the following:

                  ""JPMorgan" shall have the meaning set forth in the definition of "Agent's Fee Letter" under this Agreement."

                  (iv) Deleting the definition of "Cox Family" and substituting therefor the following:

                  ""Cox Family" shall include those certain trusts commonly referred to as the Dayton-Cox Trust A, the Barbara Cox Anthony Atlanta Trust, the Anne Cox Chambers Atlanta Trust, the Estate of James M. Cox, Jr., Barbara Cox Anthony, Garner Anthony, Anne Cox Chambers, and the estates, executors and administrators, and lineal descendants of the above-named individuals, any private foundation or other charitable entity of which the above- described individuals constitute a majority of the trustees, directors or managers, and any corporation, partnership, limited liability company, trust or other entity in which the above-named trusts or above-described individuals and the estates, executors and administrators, and lineal descendants of the above-named individuals in the aggregate have a direct or indirect beneficial interest or voting control of greater than 50%."

                  (v) Adding at the end of clause (b) of the definition of "EBITDA" the following:

                  "(which shall exclude any effect thereon in respect of the accounting for all derivative financial instruments in accordance with GAAP, as provided in the proviso to, and the last sentence of, the definition of "Interest Expense")"

                  (vi) Deleting the definition of "Existing Facility" and substituting therefor the following, and making a corresponding amendment to the first preamble to the Credit Agreement:

                  ""Existing Facility" shall mean the 364-Day Credit Agreement dated as of June 30, 2000, among the Company and the banks and the agents party thereto."

                  (vii) Adding at the end of the definition of "Interest Expense" the following:

                  "; provided that interest expense shall exclude any effect thereon in respect of the accounting for all derivative financial instruments in accordance with GAAP, including derivative financial instruments that may be embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities and freestanding derivative financial instruments that may be


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                  used by the Company or any Restricted Subsidiary for hedging purposes. The effect on interest expense that may be excluded in respect of the accounting for all derivative financial instruments in accordance with GAAP include: (i) entries to record noncash interest expense (or income) associated with the mark-to-market of freestanding and embedded derivative financial instruments, (ii) noncash interest expense associated with the accretion of additional debt discount that may arise from the bifurcation of derivative financial instruments embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities, and (iii) noncash interest expense (or income) that may arise if the Company's or any Restricted Subsidiary's hedging strategies become ineffective, as determined in accordance with GAAP."

                  (viii) Adding at the end of the definition of "Leverage Ratio" the following:

                  "; provided that the computation of the Leverage Ratio shall exclude any effect on the Company's or any Restricted Subsidiary's debt securities or Indexed Securities in respect of the accounting for all derivative financial instruments in accordance with GAAP, including derivative financial instruments that may be embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities and freestanding derivative financial instruments used by the Company or any Restricted Subsidiary for hedging purposes, but such computation shall in any event include the original principal amount and any accreted principal amount of such debt securities and Indexed Securities. The effect on the computation of the Leverage Ratio that may be excluded in respect of the accounting for all derivative financial instruments in accordance with GAAP include: (i) entries associated with the mark-to-market of all freestanding and embedded derivative financial instruments classified as a component of the Company's or any Restricted Subsidiary's debt securities or Indexed Securities in the consolidated balance sheet and (ii) entries to record and accrete additional debt discount that may arise from the bifurcation of derivative financial instruments embedded in the Company's or any Restricted Subsidiary's debt securities or Indexed Securities."

                  (ix) Deleting the definition of "Majority Banks" and substituting therefor the following:

                  ""Majority Banks" shall mean, for the period from the date hereof to and including the Termination Date, Banks holding at least 51% of the aggregate Commitments hereunder and, for the


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                  period after the Termination Date until such time as the
                  Revolving Loans are paid in full, Banks holding at least 51% of the aggregate principal among of Revolving Loans outstanding."

                  (x) Deleting the definition of "Maturity Date" and substituting therefor the following:

                  ""Maturity Date" shall mean the Termination Date, unless the Company shall give the notice of extension contemplated by
                  Section 2.01(i), in which case the Maturity Date shall mean the fourth anniversary of the date of this Agreement."

                  (xi) Deleting the definition of "Quarterly Date" and substituting therefor the - following:

                  ""Quarterly Date" shall mean the last day of each March, June, September and December, beginning with September 30, 2001, or if any such date is not a Business Day, the respective Quarterly Date shall be the next succeeding Business Day."

                  (xii) Deleting "Maturity Date" in the definitions of "Swingline Commitment" and "Swingline Maturity Date" and substituting therefor "Termination Date."


         (c) Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended by:

                  (i) Deleting subsection (a) thereof and substituting therefor the following:

                           "(a) Revolving Loan Commitment. Subject to and upon
                  the terms and conditions set forth in this Agreement, each Bank severally agrees to make Revolving Loans in Dollars to the Company on any one or more Business Days on or after the date hereof and prior to the Termination Date, up to an aggregate principal amount of Revolving Loans not exceeding at any one time outstanding an amount equal to such Bank's Commitment made to the Company, if any, minus such Bank's Swingline Loan Exposure; provided, however, that in no event shall the aggregate outstanding principal amount at any time of the Revolving Loans and the Discretionary Loans and the Swingline Loan Exposure exceed $350,000,000, as such amount may be reduced pursuant to the terms of this Agreement. Each Borrowing shall be in an aggregate amount of not less than $3,000,000 and an integral multiple of $250,000. Subject to the foregoing, each Borrowing shall be made simultaneously from the Banks according to their Pro Rata Shares of the principal amount requested for each Borrowing, and shall consist of Revolving Loans of the same type (e.g., CD Rate


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                  Loans, Alternate Base Rate Loans or Eurodollar Loans) with the same Interest Period from each Bank. Within such limits and during such period, the Company may borrow, repay and reborrow under this Section 2.01(a)."

                  (ii) Adding at the end of such Section 2.01 the following subsection (i):

                           "(i) Extension of Maturity Date. The Company may, at
                  its sole option, at any time not sooner than the 30th Business Day prior to the Termination Date and not later than the 15th Business Day prior to the Termination Date deliver to the Administrative Agent written notice extending the Maturity Date, in which event the Commitments shall terminate on the Termination Date but the Maturity Date for Revolving Loans outstanding on the Termination Date shall be extended to the fourth anniversary of the date of this Agreement. After the Termination Date, references in Section 2.01(e)(ii), 2.01(g)(vi), 13.03 and 13.07(c) to "Commitment" or
                  "Commitments" shall be deemed to be references to "Loan" or "Loans", as the sense of the applicable provisions may require. Loans repaid or prepaid after the Termination Date may not be reborrowed."

         (d) Amendment to Exhibit 2.01(a). Exhibit 2.01(a) to the Credit Agreement is hereby amended by deleting such Exhibit 2.01(a) in its entirety and substituting therefor Exhibit 2.01(a) hereto.

         (e) Amendment to Section 2.06. Section 2.06 of the Credit Agreement is hereby amended by:

                  (i) Deleting "Maturity Date" in the first and the third sentences of subsection (a) thereof and substituting therefor "Termination Date".

                  (ii) Adding at the end of subsection (a) thereof the following sentence:

                  "The Company hereby unconditionally promises to pay to each Bank the then unpaid principal amount of each Discretionary Loan made by such Bank on the earlier of the Maturity Date and the date on which such principal amount is due pursuant to the terms of such Discretionary Loan."

         (f) Amendment to Section 2.07. Section 2.07 of the Credit Agreement is hereby amended by deleting "Maturity Date" in the first and the last sentences of subsection (a) thereof and substituting therefor "Termination Date".

         (g) Amendment to Section 4.02. Section 4.02 of the Credit Agreement is hereby amended by deleting "Maturity Date" in the first and second sentences thereof and substituting therefor "Termination Date".


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         (h)      Amendment to Section 4.03. Section 4.03 of the Credit
Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                  "SECTION 4.03. Utilization Fees. From the date of this Agreement to and including the Maturity Date, the Company agrees to pay to the Administrative Agent for the account of each Bank (ratably in accordance with the outstanding Loans (other than Swingline Loans) and Swingline Exposures of the Banks), in Dollars, a utilization fee ("Utilization Fee") (i) equal to 0.10% times the sum of the aggregate principal amount of the outstanding Loans for any date on which the sum of the outstanding aggregate principal amount of the (a) Loans plus
                  (b) loans under the Facility B Credit Agreement (such sum, the "Utilized Loans") is greater than the sum of 33 1/3% of the
                  (x) Total Commitment hereunder plus (y) aggregate amount of the commitments of the lenders under the Facility B Credit Agreement (such sum, the "Aggregate Commitments") but less than or equal to 66 2/3% of the Aggregate Commitments, and
                  (ii) equal to 0.15% times the aggregate amount of the outstanding Loans for any date on which the amount of the Utilized Loans exceeds 66 2/3% of the Aggregate Commitments. For purposes of determining the applicable Utilization Fee during the period following the Termination Date and prior to the Maturity Date, the applicable calculations shall be made based on the amount of the Loans outstanding hereunder from time to time and the Total Commitments hereunder immediately prior to their termination on the Termination Date. Any Utilization Fee accrued during any quarter will be payable, on a 360-day basis, on the last Business Day of such quarter."

         (i) Amendment to Exhibit 6.01. Exhibit 6.01 to the Credit Agreement is hereby amended by deleting such Exhibit 6.01 and substituting therefor Exhibit
6.01 hereto.

         (j) Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by:

                  (i) Deleting the first sentence thereof in its entirety and substituting therefor the following:

                  "The Company has furnished each Bank with the consolidated financial statements for the Company and the Subsidiaries as at and for its fiscal year ended December 31, 2000, accompanied by the opinion of Deloitte & Touche, and quarterly consolidated financial statements as at and for the period ended March 31, 2001."


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                  (ii) Deleting "June 30, 2000" in the last sentence thereof and substituting therefor "March 31, 2001".

         (k) Amendment to Exhibit 6.03. Exhibit 6.03 of the Credit Agreement is hereby amended by deleting such Exhibit 6.03 and substituting therefor Exhibit
6.03 hereto.

         (l) Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by deleting "June 2000" therein and substituting therefor "June 2001".

         (m) Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by deleting Section 7.01 thereof and substituting therefor the following:

                  "SECTION 7.01. [Intentionally Omitted]"

         (n) Amendment to Section 8.01. Section 8.01 of the Credit Agreement is hereby amended by deleting clause (b) thereof and substituting therefor the following:

                           "(b) an Interest Coverage Ratio for any four
                  consecutive fiscal quarter (commencing with such period ending on June 30, 2001) period of not less than 2.0 to 1.0."

         (o) Amendment to Section 9.01(d). Section 9.01(d) is hereby amended by deleting subclause (z) of clause (i) thereof and substituting therefor the following:

                           "(z)     securing Debt reflected in the consolidated
                  financial statements of the Company referred to in Section
                  6.02 or"

         (p) Amendment to Exhibit 9.01(d). Exhibit 9.01(d) of the Credit Agreement is hereby amended by deleting such Exhibit 9.01(d) and substituting therefor Exhibit 9.01(d) hereto.

         (q) Amendment to Section 9.07. Section 9.07 of the Credit Agreement is hereby amended by deleting clause (i) from paragraph (a) thereof and by deleting "clause (g)" from paragraph (b) thereof and substituting therefor "clause (f)".

         (r) Amendment to Article XII. Article XII of the Credit Agreement is hereby amended by adding as Section 12.07 the following:

                  "SECTION 12.07. Other Agents. None of the Banks identified on the facing page or signature pages or elsewhere herein as "syndication agent" or "documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified shall have or be deemed to have any


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                  fiduciary relationship with any Banks. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder."

         (s) Amendment to Exhibit 13.02. Exhibit 13.02 of the Credit Agreement is hereby amended by deleting such Exhibit 13.02 and substituting therefor
Exhibit 13.02 hereto.

         (t) Amendment to Section 13.04. Section 13.04 of the Credit Agreement is hereby amended by:


                  (i)      Deleting "CSI" therein and substituting therefor
         "JPMorgan".

                  (ii) Deleting "June 23, 2000" therein and substituting therefor "June 21, 2001".

         (u) Amendment to Section 13.07(c). Section 13.07(c) of the Credit Agreement is hereby amended by:

                  (i) Deleting the text in the first set of parentheses thereof and substituting therefor the following:

                  "(except in the case of assignments to Banks and Bank Affiliates)".

                  (ii) Deleting the words "(which consent shall not be unreasonably withheld) and" therein and substituting therefor the following:

                  "(which consent shall not be unreasonably withheld or delayed) and written acknowledgment of".

                  (iii) Deleting the text in parentheses in clause(i) of the first proviso thereof and substituting therefor for the following:

                  "(except in the case of assignments to Banks or Bank Affiliates, assignment of the assigning Bank's entire remaining commitment or unless otherwise agreed by the Company)".

         (v) All references in the Credit Agreement to "270 Park Avenue, New York, New York 10017" shall be changed to "One Chase Manhattan Plaza, New York, New York 10081".

         SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

         (a) This 2001 Amendment and Restatement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

         (b) As of the date hereof, and after giving effect to this 2001 Amendment and Restatement, no Default or Event of Default has occurred


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and is continuing and the representations and warranties contained in the
Credit Agreement, as amended and restated by this 2001 Amendment and Restatement, are true and correct in all material respects as if made on the date hereof.

         SECTION 3. Effectiveness. The effectiveness of this 2001 Amendment and Restatement is subject to the satisfaction on the date hereof of the following conditions:

         (a) the Administrative Agent shall have received executed counterparts of this 2001 Amendment and Restatement which, when taken together, bear the signatures of each of the parties hereto;

         (b) the Administrative Agent shall have received on behalf of the Banks from Counsel for the Company its opinion dated the date hereof, substantially in the form attached to the Credit Agreement as Exhibit 7.01(b);

         (c) the Administrative Agent shall have received on behalf of the Banks an Officer's Certificate dated the date hereof, substantially in the form attached to the Credit Agreement as Exhibit 7.01(c);

         (d) the Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and to the Banks on or prior to the date hereof, including (i) such fees and amounts due and payable pursuant to the terms and conditions set forth in the Agent's Fee Letter and (ii) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder; and

         (e) on the date hereof, the Company shall have repaid, or shall repay from the initial Loans hereunder, in full the principal of all Loans outstanding and other amounts accrued and not yet paid under the Credit Agreement, and the Company shall have effectively terminated all the Commitments then outstanding in accordance with the Credit Agreement and replaced them with the Commitments as set forth in Schedule 2.01(a) hereto.

         Following the satisfaction on the date hereof of the conditions set forth above, the Administrative Agent shall inform the Company in writing that this 2001 Amendment and Restatement has become effective.

         SECTION 4. Counterparts. This 2001 Amendment and Restatement may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this 2001 Amendment and Restatement.


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         SECTION 5. APPLICABLE LAW. This 2001 Amendment and Restatement shall be deemed to be an agreement executed by the Company, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Banks under the laws of the State of New York and of the United States and for all purposes shall be construed in accordance with, and governed by, the laws of said State and of the United States.

         SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, (a) the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended and restated by this 2001 Amendment and Restatement and (b) all references to "the date of this Agreement", "the date hereof" or like language shall be deemed to be references to the date of this 2001 Amendment and Restatement.

         SECTION 7. Expenses. The Company shall pay, in accordance with the provisions of Section 13.01 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in connection with the preparation, negotiation, execution, delivery and enforcement of this 2001 Amendment and Restatement, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore. The agreement set forth in this Section 7 shall survive the termination of this 2001 Amendment and Restatement.


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         IN WITNESS WHEREOF, the parties hereto have caused this 2001 Amendment and Restatement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    COX RADIO, INC.,


                                             by /s/ Richard Jacobson
                                                --------------------------------
                                                Name: Richard Jacobson
                                                Title:VIce President, Treasurer

[LENDERS]